Exhibit 99.2

 South Plains Financial  Investor Presentation  October 22, 2026

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such changes include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and our market areas; uncertainty or perceived instability in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment, further increases in interest rates, or future reductions in interest rates and a resulting decline in net interest income; the persistent inflationary pressures in the United States; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; a deterioration of credit quality; changes in unemployment rates in the United States and our market areas; adverse changes in customer sentiment, spending, borrowing and savings habits; elevated asset prices; declines in housing and commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability, domestic civil unrest or other external events, including as a result of the impact of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; our ability to keep pace with changes in, and the risks related to the development, implementation, use and management of, emerging technologies, including digital assets, artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; our ability to successfully make and integrate acquisitions, which may include regulatory approvals and conditions, and our ability to recognize the expected benefits and synergies of our completed acquisitions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws, regulations, or policies in the United States. Additional information regarding these risks and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents South Plains files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which South Plains is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release. Any forward-looking statements presented herein are made only as of the date of this press release, and South Plains does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by applicable law. All forward-looking statements, express or implied, included in the press release are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Third Quarter 2026 Highlights  Net income for 3Q’26 was $20.8 million, compared to $19.0 million for 2Q’26  Diluted earnings per share for 3Q’26 was $1.06, compared to $0.96 for 2Q’26  Net interest margin was 4.00% for 3Q’26, compared to 4.00% for 2Q’26  Loans HFI were $3.83 billion as of September 30, 2026, compared to $3.77 billion as of June 30, 2026  Deposits totaled $4.66 billion as of September 30, 2026, compared to $4.64 billion as of June 30, 2026  Nonperforming assets to total assets was 0.31% as of September 30, 2026, compared to 0.19% as of June 30, 2026  Tangible book value (non-GAAP) per share(2) was $29.23 as of September 30,2026, compared to $29.60 as of June 30, 2026  Integration and system conversion efforts with BOH Holdings, Inc. (“BOH”) fully completed during the third quarter. Houston bankers focused on driving business development and growth opportunities in attractive Texas banking markets.   4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Loans Held for Investment  (“HFI”) $3.83 B  Average Yield on Loans  6.75%  Net Income   $20.8 M  EPS - Diluted  $1.06  Net Interest Margin (1)  (“NIM”) 4.00%  Total Deposits  $4.66 B  Return on Average Assets (“ROAA”) 1.53%  Efficiency Ratio   58.12%  Third Quarter 2026

Attractive Markets Poised for Organic Growth

South Plains Financial, Inc.

Dallas / Ft. Worth

- ✓ Largest MSA in Texas and fourth largest in the nation
- ✓ Steadily expanding population that accounts for over 26% of the state's population
- ✓ Created the third most new jobs of any metro area in the U.S. in 2024
- ✓ Generated more than $790 billion in GDP in 2024 accounting for ~30% of Texas' total GDP

Permian Basin

- ✓ The Permian Basin is the largest oil producing region in the U.S., spanning West Texas and southeastern New Mexico
- ✓ Current oil production of ~6.6 million barrels per day, representing ~48% of total U.S. production
- ✓ Top operators in the region include ExxonMobil, Chevron, Occidental Petroleum, ConocoPhillips and EOG Resources

Houston

- ✓ Second largest MSA in Texas and fifth largest in the nation
- ✓ The 6th largest metro economy in the U.S.
- ✓ Would rank as the 21st largest economy in the world with GDP of more than $750 billion in 2024
- ✓ Called the "Energy Capital of the World," the area also boasts the world's largest medical center and busiest port in the U.S. in 2025

Lubbock

- ✓ 11th largest Texas city with MSA population exceeding 360,000 people
- ✓ Major industries in agribusiness, education & research, and healthcare & life sciences, among others
- ✓ More than 53,000 college students enrolled with ~14,000 graduates annually
- ✓ A large share graduate with degrees in healthcare, engineering, agriculture and business providing a strong labor pool

DFW and Houston data from the BEA, BLS and US Census Bureau
Permian Basin Data from the U.S. EIA
Lubbock data from US Census Bureau, Dallas Fed, and St. Louis Fed

5

Loan Portfolio  3Q’26 Highlights  Loans HFI increased by $59.7 million from 2Q’26, primarily resulting from organic loan growth broadly across markets during the quarter.   The organic growth was net of one early loan payoff of $25.0 million during the quarter, which was fully secured by the borrower’s deposit account.  The average yield on loans was 6.75% for 3Q’26, compared to 6.81% for 2Q’26. Excluding problem loan interest and fee recoveries, noted below, loan yields have remained steady:  1Q’26 - $545 thousand; +7 bps  3Q’25 - $640 thousand; +8 bps  Total Loans HFI  $ in Millions  6  Source: Company documents

 Major Metropolitan Market Loan Growth  3Q’26 Highlights  Loans HFI in our major metropolitan markets(1) increased $23 million in 3Q’26 as compared to 2Q’26  Completed acquisition of Bank of Houston has provided important scale in Houston, Texas - one of the fastest growing MSAs in the country  Our major metropolitan market loan portfolio represents 44.6% of the Bank’s total loans HFI on September 30, 2026  Total Metropolitan Market(1) Loans  $ in Millions  7  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $  217.1  Residential C&D  $  263.4  CRE Owner/Occ.  $  557.9  Other CRE Non Owner/Occ.   $  824.9  Multi-Family   $  212.7  C&I   $  547.9  Agriculture   $  164.5  1-4 Family   $  711.7  Auto   $  270.7  Other Consumer   $  60.3        Total  $  3,831.1  Fixed vs. Variable Rate   8  Source: Company documents  Data as of September 30, 2026

 Non-Owner Occupied CRE Portfolio  9  Details  NOO CRE was 39.6% of loans HFI, an increase from 39.1% at June 30, 2026  NOO CRE portfolio is made up of $1.04 billion of income producing loans, and $477.3 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 57%  Office NOO CRE loans were 12% of loans HFI and had a weighted average LTV of 55%  NOO CRE loans past due 90+ days or nonaccrual: 61 basis points of portfolio  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of September 30, 2026  (1) Non-owner occupied commercial real estate (“NOO CRE”)  Property Type ($ in millions)     Income-producing:   Multi-family  $  212.8   Retail  $  286.8   Office   $  187.0   Industrial   $  194.0   Storage facilities  $  64.2   Hospitality   $  42.8   Other   $  53.2  Construction, acquisition, and development:      Residential construction   $  153.7   Other   $  323.6        Total  $  1,518.1

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans increased to $253.9 million on September 30, 2026, compared to $246.7 million on June 30, 2026  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $184.7 million  Prime Credit (719-660): $43.9 million  Near Prime Credit (659-620): $12.3 million  Sub-Prime Credit (619-580): $5.3 million  Deep Sub-Prime Credit (<580): $7.7 million  Loans past due 30+ days: 16 bps of the portfolio  Non-car/truck (RV, boat, etc.): less than 1% of this portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of September 30, 2026  (1) Credit score level most recently obtained, at least annually

 Noninterest Income Overview  Noninterest Income  $ in Millions  3Q’26 Highlights  Noninterest income was $13.8 million for 3Q’26, compared to $14.1 million for 2Q’26. The decrease was primarily due to:   A decrease of $568 thousand in bank card services and interchange revenue, mainly as a result of incentives received during 2Q’26  Mortgage banking activities revenue was relatively flat, with variances noted on slide 12  11  Source: Company documents  Note: Mortgage servicing rights fair value (“MSR FV”)

 Mortgage Banking Revenue  Mortgage Servicing Rights Adjustments  $ in Thousands  3Q’26 Highlights  Mortgage banking revenues relatively flat during the quarter  In 3Q’26, MSRs were written up by $1.6 million as compared to a write up of $515 thousand in 2Q’26   Originations of mortgage loans held for sale declined to $54.0 million from $78.8 million in 2Q’26  12  Source: Company documents  Note: Mortgage servicing rights (“MSR”); Mortgage Banking Revenue (“MBR”); MSR Fair Value (“MSR FV”)     3Q’26  2Q’26  1Q’26  4Q'25  3Q'25  Mortgage Banking Revenue  $  4,878  4,847  3,918  2,390  2,575                    MSR FV Adj.  $  1,570  515  250  (665)  (925)        MBR Excluding MSR FV Adj  $  3,308  4,332  3,668  3,055  3,500        MSR FV Adj. QoQ Delta  $  1,055  265  915  260  (769)

 Diversified Revenue Stream  Nine Months Ended September 30, 2026  Total Revenues  $183.9 million  Noninterest Income  $39.2 million  13  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin(1)   $ in Millions  3Q’26 Highlights  Net interest income (“NII”) of $51.5 million, compared to $50.3 million in 2Q’26  Interest income was $76.4 million as compared to $75.0 million in 2Q’26. The $1.4 million quarterly increase was mainly due to an increase of $53.4 million in average interest-bearing assets.   NIM held steady at 4.00% from 2Q’26. Problem loan interest and fee recoveries impacted NIM as noted:  1Q’26 - $545 thousand; +5 bps  3Q’25 - $640 thousand; +6 bps  14  3.54%  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis

 Deposit Portfolio  Total Deposits  $ in Millions  3Q’26 Highlights  Total deposits increased $20.1 million from 2Q’26  Total deposits increased $779.5 million from 3Q’25, primarily due to $595.6 million in deposits acquired through the BOH acquisition and organic growth broadly across the deposit portfolio.   Cost of interest-bearing deposits declined slightly to 2.73% from 2.74% in 2Q’26  Cost of deposits declined slightly 207 basis points for 3Q’26, compared to 208 basis points for 2Q’26  Noninterest-bearing deposits to total deposits were 25.3% at September 30, 2026 as compared to 24.8% at June 30, 2026  15  Source: Company documents

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $2.5 Billion  16  Total Deposit Base Breakdown  Average deposit account size is approximately $43 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 29% of total deposits  City Bank had $2.5 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No new borrowings utilized from these sources during 3Q’26.  Source: Company documents  Data as of September 30, 2026  Note: The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Credit Quality  3Q’26 Highlights  Nonperforming Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  17  Provision for credit losses of $830 thousand compared to $350 thousand for 2Q’26  Classified loans of $77.0 million, compared to $80.3 million at June 30, 2026  Nonperforming loans increased by $5.8 million from June 30, 2026; ratio of nonperforming loans to total loans of 0.40%  Source: Company documents  Allowance for Credit Losses (“ACL”)

 Investment Securities  3Q’26 Highlights  Investment securities totaled $518.3 million, a $37.1 million decrease from 2Q’26  All securities are classified as available for sale  All municipal bonds are in Texas; fair value hedges of $116 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.37 years at September 30, 2026  3Q’26 Securities Composition  $602.9  million  Securities & Cash  $ in Millions  18  Source: Company documents

 Noninterest Expense and Efficiency  3Q’26 Highlights  Noninterest expense decreased to $38.1 million from 2Q’26, largely attributable to:  A decrease of $1.1 million in acquisition-related expenses  A decline of $326 thousand in mortgage commissions  Efficiency ratio of 58.1% in 3Q’26, compared to 61.6% in 2Q’26  19  Source: Company documents     Noninterest Expense  $ in Millions

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  20  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  21  Source: Company documents  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   22

 Appendix  23

 Merger with BOH Holdings, Inc. Completed  Building a Bank for the Future  Houston  Odessa  Austin  Midland  > 1.4%  Situated in some of the highest growth markets in the country  Projected 5-Year Population CAGR  > 1.0%  TX  NM  Lubbock  Dallas  South Plains Branch  (24)  BOH Branch  (2)  24  Strengthens Position in Houston Market  Enhances a top-tier community banking presence in Houston, one of the fastest-growing MSAs in the U.S.  Creates a more balanced, diversified Texas franchise  Expands SPFI’s commercial and private banking relationships across Houston and surrounding counties  11% accretive to EPS with tangible book value earnback under 3 years  Drives improved profitability metrics and enhances long-term shareholder value  Well-structured transaction providing attractive valuation and low execution risk  Financially Compelling Transaction  Preserves a shared focus on relationship-based client service  Provides leadership depth to support continued expansion across high-growth markets  Strong cultural compatibility ensuring smooth integration and sustained franchise momentum  Adds Key Talent With Aligned Community Values  Source: Company documents

 Non-GAAP Financial Measures  25  Source: Company documents  $ in thousands, except per share data     For the three months ended           September 30, 2026           June 30, 2026           March 31, 2026           December 31, 2025           September 30, 2025     Pre-tax, pre-provision income                                                              Net income  $  20,765     $  18,992     $  14,545     $  15,254     $  16,318     Income tax expense        5,602           5,286           3,816           3,832           4,342     Provision for credit losses        830           350           260           1,775           500                                                                    Pre-tax, pre-provision income     $  27,197        $  24,628        $  18,621        $  20,861        $  21,160        As of           September 30, 2026           June 30, 2026           March 31, 2026           December 31, 2025           September 30, 2025                                               Tangible common equity                                                              Total common stockholders’ equity  $  622,756     $  629,765     $  504,939     $  493,837     $  477,802     Less: goodwill and other intangibles        (71,857)         (72,218)         (20,327)         (20,448)         (20,580)                                                                  Tangible common equity     $  550,899        $  557,547        $  484,612        $  473,389        $  457,222                                                                    Tangible assets                                                              Total assets     $  5,410,874        $  5,391,206        $  4,646,374        $  4,480,500        $  4,479,437     Less: goodwill and other intangibles        (71,857)         (72,218)         (20,327)         (20,448)         (20,580)                                                                  Tangible assets     $  5,339,017        $  5,318,988        $  4,626,047        $  4,460,052        $  4,458,857                                                                    Shares outstanding        18,847,573           18,839,105           16,342,219           16,293,577           16,247,839                                                                    Total stockholders’ equity to total assets        11.51%        11.68%        10.87%        11.02%        10.67  %  Tangible common equity to tangible assets        10.32%        10.48%        10.48%        10.61%        10.25  %  Book value per share     $  33.04        $  33.43        $  30.90        $  30.31        $  29.41     Tangible book value per share     $  29.23        $  29.60        $  29.65        $  29.05        $  28.14